SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                August 19, 1998


                                 SUNAMERICA INC.
             (Exact Name of Registrant as Specified in its Charter)


     MARYLAND                       1-4618                          86-0176061
 (State or Other                (Commission File                  (IRS Employer
 Jurisdiction of                     Number)                 Identification No.)
  Incorporation)

1 SUNAMERICA CENTER
CENTURY CITY
LOS ANGELES, CALIFORNIA                                             90067-6022
(Address of Principal Executive                                     (Zip Code)
Offices)


Registrant's telephone number, including area code:          (310) 772-6000



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ITEM 5.  OTHER EVENTS.

          SunAmerica Inc. ("SunAmerica") and American International Group, Inc., a Delaware corporation ("AIG"), have entered into an Agreement and Plan of Merger dated as of August 19, 1998 (the "Merger Agreement"), which provides, among other things, for the merger of SunAmerica with and into AIG. A copy of the Merger Agreement is filed as an exhibit hereto and is incorporated by reference herein. Concurrently with the execution of the Merger Agreement, Eli Broad, Chairman, Chief Executive Officer and President of SunAmerica, and AIG entered into a Voting and Conversion Agreement dated as of August 19, 1998 (the "Voting Agreement"), pursuant to which Mr. Broad agreed, among other things and subject to the provisions thereof, to vote all of his shares of common stock, par value $1.00 per share, of SunAmerica and shares of Non-Transferable Class B Stock, par value $1.00 per share, of SunAmerica in favor of the merger.

         On August 20, 1998, SunAmerica and AIG issued a joint press release announcing the execution and delivery of the Merger Agreement and the Voting Agreement. A copy of the joint press release is filed as an exhibit hereto and is incorporated by reference herein.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
INFORMATION AND EXHIBITS

          (c)      Exhibits. The following exhibits are
            filed as part of this report:

              2.1 Agreement and Plan of Merger, dated as of August 19, 1998, between SunAmerica and AIG (incorporated by reference to the Form 8-K filed by AIG on August 24, 1998, File Number 1-8787).

              99.1 Joint Press Release, dated August 20, 1998, issued by SunAmerica and AIG (incorporated by reference to the Form 8-K filed by AIG on August 20, 1998, File Number 1-8787).



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  August 24, 1998

                                 SUNAMERICA INC.

                           By: /s/ Susan Harris
                              Name:  Susan Harris
                              Title: Senior Vice President and General
                                     Counsel--Corporate Affairs



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                                  EXHIBIT LIST


Exhibit No.     Description

2.1 Agreement and Plan of Merger, dated as of August 19, 1998, between SunAmerica and AIG (incorporated by reference to the Form 8-K filed by AIG on August 24, 1998, File Number 1-8787).

99.1 Joint Press Release, dated August 20, 1998, issued by SunAmerica and AIG (incorporated by reference to the Form 8-K filed by AIG on August 20, 1998, File Number 1-8787).



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